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                                                                    Exhibit 99.1


                  STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,

      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Annual Report on Form 10-K of Newmont Mining Corporation (the "Company") for the fiscal year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wayne W. Murdy, Chief Executive Officer of Newmont Mining Corporation (the "Company"), certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/S/ WAYNE W. MURDY
---------------------------
    Wayne W. Murdy
Chief Executive Officer
(Principal Executive Officer)

March 27, 2003

NOTE: A signed original of this written statement required by Section 906 has been provided to Newmont Mining Corporation and will be retained by Newmont Mining Corporation and furnished to the Securities and Exchange Commission or its staff upon request.